UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 18, 2020

NEW JERSEY RESOURCES CORPORATION
(Exact Name of registrant as specified in its charter)

New Jersey	001-08359	22-2376465
(State or Other	(Commission	(IRS Employer
Jurisdiction	File Number)	Identification No.)
of Incorporation)

1415 Wyckoff Road
Wall, New Jersey	07719
(Address of Principal Executive Offices)	(Zip Code)

(732) 938-1480
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on
which registered
Common Stock - $2.50 par value	NJR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 8.01 Other Events

Extension of Forward Equity Contracts

On September 18, 2020, New Jersey Resources Corporation (“NJR”) amended the forward sale agreements originally dated December 4, 2019 and December 5, 2019, with each of Wells Fargo Bank, National Association and JPMorgan Chase Bank, National Association (each as further described in our Current Report on Form 8-K filed with the Securities and Exchange Commission on December 9, 2019) to extend the maturity date of such forward sales agreements from September 30, 2020 to September 10, 2021 ) (collectively, the “Amendments to Forward Sale Agreements”). NJR intends (subject to its right to elect cash or net share settlement and subject to certain conditions) to deliver, upon physical settlement of such forward sale agreements on one or more dates specified by NJR occurring no later than September 10, 2021, an aggregate of 1,212,120 shares of NJR’s common stock to the forward purchasers in exchange for cash proceeds per share equal to the applicable forward sale price as provided in the amended forward sale agreements.

In the ordinary course of business, Wells Fargo Securities, LLC and J.P. Morgan Securities LLC and/or their affiliates have provided and may in the future provide financial advisory or other services for NJR and its subsidiaries for which they have received or will receive customary fees. For example, affiliates of Wells Fargo Securities, LLC and J.P. Morgan Securities LLC participate in NJR’s revolving credit arrangements.

The foregoing descriptions of the Amendments to Forward Sale Agreements do not purport to be complete and are qualified in their entirety by reference to the full text of each such Amendment to Forward Sale Agreement, which are filed as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit
10.1	Amendment to Forward Sale Agreement, dated September 18, 2020, between New Jersey Resources Corporation and Wells Fargo Bank, National Association, dated December 4, 2019 and Additional Forward Sale Agreement between New Jersey Resources Corporation and Wells Fargo Bank, National Association, dated December 5, 2019

10.2	Amendment to Forward Sale Agreement, dated September 18, 2020, between New Jersey Resources Corporation and J.P. Morgan Securities LLC, dated December 4, 2019 and Additional Forward Sale Agreement between New Jersey Resources Corporation and J.P. Morgan Securities LLC, dated December 5, 2019

104	Cover Page in Inline XBRL format

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW JERSEY RESOURCES CORPORATION

Date: September 24, 2020	By:	/s/ Patrick J. Migliaccio
Patrick J. Migliaccio
Senior Vice President and Chief Financial
Officer